UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) August 17, 2005
                                                      ---------------

                        Baldwin Technology Company, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

           1-9334                                         13-3258160
--------------------------------------------------------------------------------
    (Commission File Number)                   (IRS Employer Identification No.)


       Two Trap Falls Road, Suite 402, Shelton, CT            06484
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)          (Zip Code)

                                  203-402-1000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Definitive Material Agreement
                  ------------------------------------------

     On August 17, 2005, Baldwin Technology Company, Inc. (the "Company") entered into a new employment agreement with Karl S. Puehringer, replacing an earlier agreement effective November 1, 2001 and subsequent amendments thereto. Mr. Puehringer was elected President and Chief Operating Officer of the Company, effective July 1, 2005. He reports to Gerald A. Nathe, the Company's Chairman and Chief Executive Officer. Mr. Puehringer's employment agreement is effective as of July 1, 2005 for a term expiring November 1, 2009. It contains a provision for automatic extensions for additional three (3) year periods unless earlier terminated.

     Under the agreement, Mr. Puehringer's base salary is initially set at
(euro) 228,800, subject to annual adjustment. Mr. Puehringer's agreement also provides for annual incentive compensation in an amount determined under the Company's Management Incentive Compensation Plan and for certain supplemental retirement benefits to Mr. Puehringer following retirement from service with the Company. In the event of a termination of employment, certain amounts will be payable to Mr. Puehringer, such amounts to depend upon whether the termination was by the Company or by Mr. Puehringer, whether the termination was with or without cause or with or without Company consent, and whether the termination was due to death or disability. The agreement also provides that, for a period of three years after the termination of his employment, Mr. Puehringer will not compete, directly or indirectly, with the Company. A copy of the agreement between the Company and Mr. Puehringer is filed herewith as Exhibit 10.1 and is hereby incorporated by reference.

     On August 17, 2005, the Company amended its employment agreement with Mr. Nathe, the Company's Chairman and Chief Executive Officer. Pursuant to the terms of the amendment, Mr. Nathe's positions with the Company remain Chairman and Chief Executive Officer. The term of the agreement, as amended, has been extended until November 15, 2007. Under the agreement, as amended, Mr. Nathe's base salary will remain unchanged. The amended agreement also provides for the payment of annual deferred compensation to Mr. Nathe in the amount of $115,000 following the termination of his employment with the Company.

     Except as otherwise provided in the amendment, the terms of Mr. Nathe's existing employment agreement with the Company remain in full force and effect. A copy of the August 17, 2005 amendment between the Company and Mr. Nathe is filed herewith as Exhibit 10.2 and is hereby incorporated by reference.

Item 9.01     Financial Statements and Exhibits
              ---------------------------------


       (c)    Exhibits


              10.1 Agreement between Baldwin Technology Company, Inc. and Karl S. Puehringer, dated as of August 17, 2005.
              10.2 Amendment to Employment Agreement between Baldwin Technology Company, Inc. and Gerald A. Nathe, dated August as of 17, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              BALDWIN TECHNOLOGY COMPANY, INC.


                              By:             /s/Vijay C. Tharani
                                 --------------------------------------------
                                           Name: Vijay C. Tharani
                                       Title: Chief Financial Officer


Dated: August 23, 2005

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.       Description                                                           Page No.
-----------       -----------                                                           --------

10.1              Agreement between Baldwin Technology Company, Inc. and Karl S.            __
                  Puehringer, dated as of August 17, 2005.
10.2              Amendment to Employment Agreement between Baldwin Technology              __
                  Company, Inc. and Gerald A. Nathe, dated as of August 17, 2005.
